UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a -12

DESTINY MEDIA TECHNOLOGIES INC.
(Name of Registrant as Specified in its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

NOTICE OF 2014 SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON
SEPTEMBER 25, 2014

To Our Stockholders:

Notice is hereby given that the 2014 Special Meeting (the “Meeting”) of the stockholders of Destiny Media Technologies Inc., a Colorado corporation (the “Company”), will be held Suite 750, 650 West Georgia Street, Vancouver, British Columbia on September 25, 2014, commencing at 10:00 a.m. (Pacific Time), for the following purposes (the “Corporate Actions”):

1.

to approve the Plan of Conversion, a copy of which is attached as Schedule “A” to this Proxy Statement whereby our corporate jurisdiction will be changed from the State of Colorado to the State of Nevada by means of a process called a “Conversion”; and

2.	to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

These proposed Corporate Actions are described more fully in the Proxy Statement accompanying this Notice. The accompanying Proxy Statement provides additional information in relation to the Special Meeting and is supplemental to, and expressly made part of the Notice of Special Meeting. Our Board of Directors approved the Plan of Conversion to change our corporate jurisdiction from Colorado to Nevada. Therefore, our Board of Directors recommends that you vote “FOR” the conversion of Destiny Media Technologies Inc. from Colorado to Nevada.

Only stockholders of record at the close of business on July 28, 2014 are entitled to notice of, and to vote at, the Special Meeting.

Stockholders unable to attend the Special Meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered stockholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

Under Colorado law, stockholders of record who do not vote in favor of the Plan of Conversion may exercise their dissent rights to obtain fair value of their shares of stock if the Conversion is completed. You must strictly follow the procedures of Colorado law including, among other things, submitting a written demand before the vote is taken on the adoption of the Plan of Conversion and you must not vote in favor of the Plan of Conversion.

BY ORDER OF THE BOARD OF DIRECTORS OF
DESTINY MEDIA TECHNOLOGIES INC.

/s/ Steve Vestergaard
_____________________________________
Steve Vestergaard,
Chief Executive Officer, President and Director
Vancouver, British Columbia
August 5, 2014

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed proxy at your earliest convenience. This will help to ensure the presence of a quorum at the Special Meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE DESTINY MEDIA TECHNOLOGIES INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your proxy will not prevent you from voting your stock at the Special Meeting if you desire to do so, as your proxy is revocable at your option.

ii

As used in this Proxy Statement, unless the context otherwise requires, “we,” “us,” “our,” the “Company”, “Destiny” and “Destiny CO” refers to Destiny Media Technologies Inc. The term “Destiny NV” means Destiny Media Technologies Inc., a Nevada corporation, whose shares you are expected to own after we change our corporate jurisdiction from the State of Colorado to the State of Nevada. You should read the entire Proxy Statement before making a decision

DESTINY MEDIA TECHNOLOGIES INC.
Suite 750, 650 West Georgia Street
Vancouver, British Columbia, Canada V6B 4N7
Tel: (604) 609-7736

PROXY STATEMENT
FOR THE 2014 SPECIAL MEETING OF THE STOCKHOLDERS
TO BE HELD ON SEPTEMBER 25, 2014

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Destiny Media Technologies Inc. (“we”, “us”, “our” and the “Company”) for use at the 2014 Special Meeting of our Stockholders (the “Meeting”) to be held on September 25, 2014 at 10:00 a.m. (Pacific Time) at Suite 750, 650 West Georgia Street, Vancouver, British Columbia and at any adjournment thereof, for the purposes set forth in the preceding Notice of Special Meeting.

This Proxy Statement, the Notice of Special Meeting and the enclosed Form of Proxy are expected to be mailed to our stockholders on or about August 13, 2014.

We do not expect that any matters other than those referred to in this Proxy Statement and the Notice of Special Meeting will be brought before the Special Meeting. However, if other matters are properly presented before the Special Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on September 25, 2014. This Proxy Statement to the stockholders is available at our principal office.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you are a stockholder of record as at the close of business on July 28, 2014 (the “Record Date”), and are entitled to vote at this Meeting. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Special Meeting to vote your shares.

When you sign the proxy card you appoint Steve Vestergaard, our Chief Executive Officer, President and a Director, and Fred Vandenberg, our Chief Financial Officer, Corporate Secretary and Treasurer, as your representatives at the Special Meeting. As your representatives, they will vote your shares at the Special Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Special Meeting, just in case your plans change.

If an issue comes up for vote at the Special Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

Who is soliciting my vote?

Our Board of Directors is soliciting your proxy to vote at the Special Meeting.

Who pays for this proxy solicitation?

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the shares at our discretion. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Who is entitled to attend and vote at the Special Meeting?

Only our stockholders of record at the close of business on July 28, 2014 (the “Record Date”), will be entitled to vote at the Special Meeting. Stockholders entitled to vote may do so by voting those shares at the Special Meeting or by proxy.

What matters am I voting on?

You are being asked to vote upon a proposal to approve and adopt a Plan of Conversion, a copy of which is attached as Schedule “A” to this Proxy Statement, whereby our corporate jurisdiction will be changed from the State of Colorado to the State of Nevada by a process called a “Conversion”.

We will also consider any other business that properly comes before the Special Meeting.

How do I vote?

You have several voting options. You may vote:

-	by signing your proxy card and mailing it to our transfer agent at the address on the proxy card;
-	by signing and e-mailing your proxy card to our transfer agent for proxy voting at the e-mail address provided on the proxy card;
-	through the internet by following the instructions set out in the proxy card; and
-	b attending the Special Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

What if I share an address with another person and we received only one copy of the proxy materials?

We will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

Destiny Media Technologies Inc.
Attention: Fred Vandenberg, Corporate Secretary
Suite 750, 650 West Georgia Street

Vancouver, British Columbia, Canada V6B 4N7

Stockholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Special Meeting. You may do this by:

(a)	executing and delivering a written notice of revocation of proxy to our office at any time before the taking of the vote at the Special Meeting;

(b)	executing and delivering a later-dated proxy relating to the same shares to our office at any time before taking of the vote at the Special Meeting; or

(c)	attending the Special Meeting in person and:

(i) giving affirmative notice at the Special Meeting of your intent to revoke their proxy; and
(ii) voting in person.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to our office as follows: Destiny Media Technologies Inc., Attention: Fred Vandenberg, Corporate Secretary, Suite 750, 650 West Georgia Street, Vancouver, British Columbia, Canada V6B 4N7. Attendance at the Special Meeting will not, by itself, revoke a stockholder’s proxy without the giving of notice of intent to revoke that proxy.

What constitutes a quorum?

In order to hold a valid meeting of our stockholders, a quorum is equal to one-third of the shares of the Common Stock outstanding and must be represented at the Special Meeting. These shares may be represented in person or represented by proxy.

Stockholders who abstain from voting on any or all proposals, but who are present at the Special Meeting or represented at the Special Meeting by a properly executed proxy will have their shares counted as present for the purpose of determining the presence of a quorum. Broker non-votes will also be counted as present at the Special Meeting for the purpose of determining the presence of a quorum. However, abstentions and broker non-votes will not be counted either in favor or against any of the proposals brought before the Special Meeting. A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares.

In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. We will pay the costs of preparing and distributing to stockholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those securities represented at the Special Meeting in person or by proxy.

How are abstentions and broker non-votes treated?

Stockholders may vote for or against the proposals or they may abstain from voting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Special Meeting. As abstentions and broker non-votes are not counted in favor of the proposals, they will have the effect of being a vote against the proposal.

What vote is required to approve the Plan of Conversion?

In order for the Plan of Conversion to be approved, a majority of the issued and outstanding shares of our common stock must vote in favor of the Plan of Conversion. As of the Record Date, there were 52,993,874 shares of common stock outstanding and entitled to vote. Accordingly, stockholders holding a total of 26,496,937 shares of common stock must vote in favor of the Plan of Conversion.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the Special Meeting.

Will I be entitled to dissenters’ rights under Colorado law?

Under Colorado Revised Statutes, our stockholders are entitled to dissenters’ rights in connection with proposals. See the section titled “Dissenters’ Rights”.

When are the stockholder proposals due for the 2015 Annual Meeting?

The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our 2015 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) is September 22, 2014; provided, however, that in the event we hold our 2015 annual meeting more than 30 days before or after the one year anniversary date of the 2014 Annual Meeting, we will disclose the new deadline by which proxies must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Any stockholders who wish to submit a proposal are encouraged to seek independent counsel about SEC requirements. We will not consider any proposals that do not meet the SEC requirements for submitting a proposal. Notices of intention to present proposals for our next annual meeting should be delivered to Destiny Media Technologies Inc., Suite 750, 650 West Georgia Street, Vancouver, British Columbia, Canada V6B 4N7, Attention: Fred Vandenberg, Corporate Secretary.

PROPOSAL NUMBER ONE – APPROVAL TO CHANGE OUR STATE OF INCORPORATION FROM STATE OF COLORADO TO STATE OF NEVADA

Proposal – The Conversion

We are proposing to change our jurisdiction of incorporation from Colorado to Nevada through a process known as a conversion under Colorado and Nevada corporate law (the "Conversion").

If the stockholders approve the Conversion at the Special Meeting, we intend to file a Statement of Conversion with the Secretary of State of Colorado and Articles of Conversion with the Secretary of State of Nevada. Upon filing the Articles of Conversion with the Secretary of State of Nevada, we will be converted into a Nevada corporation and will be governed by the laws of the State of Nevada. The assets and liabilities of the Nevada corporation immediately after the Conversion will be identical to the assets and liabilities of the Colorado corporation immediately prior to the Conversion. The officers and directors of our company immediately before the Conversion becomes effective will be the officers and directors of the Nevada corporation. The change of our corporate jurisdiction will not result in any material change to our business and will not have any effect on the relative equity or voting interests of our stockholders. Each previously outstanding share of our common stock will become one common share of the Nevada corporation.

The Plan of Conversion is also subject to approval by the holders of a majority of the outstanding shares of our common stock and by the TSX Venture Exchange.

Our directors and executive officers, who currently hold an aggregate of 13,570,144 shares of our common stock, approximately 25.6% of our outstanding common stock, have approved the Conversion and indicated that they intend to vote their shares for the approval of the Conversion and adopt the Plan of Conversion.

Our Board of Directors recommends that you vote “FOR” the approval of the Plan of Conversion.

The Conversion is set out in detail under the section titled “Conversion to Nevada”.

Regulatory Approvals

In order for our company to carry out the Conversion, it will be necessary for us to comply with the provisions of the corporate law of the Colorado Revised Statutes (“CRS”) and the Nevada Revised Statutes (“NRS”). Under the CRS, a Colorado corporation is required to obtain approval from the holders of a majority of its issued and outstanding shares in order to carry out a conversion.

If our stockholders adopt the Plan of Conversion, then we intend to file articles of conversion with the Secretary of State of Colorado and with the Secretary of State of Nevada. Upon the filing of the articles of conversion with the Secretary of State of Nevada, we will be continued as a Nevada corporation.

The Conversion is subject to the approval of the TSX Venture Exchange.

Comparative Rights of Stockholders

You will continue to hold the same shares you now hold following the Conversion from Colorado to Nevada. However, the rights of stockholders under the CRS differ in certain ways from the rights of shareholders under NRS. See the section titled “Material Differences of the Rights of our Stockholders After the Change of our Corporate Jurisdiction”.

Dissenters’ Rights

Holders of shares of our common stock who do not vote in favor of the Conversion or consent thereto in writing and who properly demand payment for their shares may be entitled to dissenters' rights in connection with the Conversion under Sections 7-113-101 though 7-113-302 of the CRS. We will require strict compliance with the statutory procedures. A copy of the relevant provisions of the CRS is attached as Schedule B to this Proxy Statement. A more comprehensive discussion of dissenters’ rights is set out in the section titled “Dissenters’ Rights”.

Listing on the TSX Venture Exchange and Quotation on the OTCQX

Our stock is listed for trading under the symbol “DSNY” on the OTCQX in the United States, under the symbol “DSY” on the TSX Venture Exchange and under the symbol “DME” on the Berlin, Frankfurt, Xetra and Stuttgart exchanges in Germany. Immediately following the Conversion, our common stock of will continue to be quoted on the OTCQX and listed on the TSX Venture Exchange and Berlin, Frankfurt, Xetra and Stuttgart exchanges under the same symbols.

CONVERSION TO NEVADA

Overview of the Conversion

On July 28, 2014, our Board of Directors determined that it would be in the best interest of our company to change our corporate jurisdiction from the State of Colorado to the State of Nevada. A copy of the Plan of Conversion is attached as Schedule A.

If our stockholders approve the Conversion, we intend to file a statement of conversion with the Secretary of State of Colorado and articles of conversion with the Secretary of State of Nevada. Upon filing the articles of conversion with the Secretary of State of Nevada, we will be converted into a Nevada corporation and will be governed by the laws of the State of Nevada. The assets and liabilities of the Nevada corporation immediately after the Conversion will be identical to the assets and liabilities of the Colorado corporation immediately prior to the Conversion. Our officers and directors immediately before the Conversion becomes effective will be the officers and directors of the Nevada corporation. The change of our corporate jurisdiction will not result in any material change to our business and will not have any effect on the relative equity or voting interests of our stockholders. Each previously outstanding share of our common stock will become one common share of the Nevada corporation.

The Conversion and the Plan of Conversion are subject to approval by the holders of a majority of the outstanding shares of our common stock and the TSX Venture Exchange.

The change of our corporate jurisdiction will result in changes in the rights and obligations of our current stockholders under applicable corporate laws. A detailed discussion of these differences is set forth under the section titled “Material Differences of the Rights of our Stockholders after the Change of our Corporate Jurisdiction” below.

Principal Terms of the Conversion

The Plan of Conversion provides that, at the effective time of the Conversion, Destiny CO will be converted into Destiny NV. At the effective time of the Conversion, the Articles of Conversion and Bylaws of Destiny NV, in the forms attached as Appendix “A” and Appendix “B”, respectively, to the Plan of Conversion will replace the articles of incorporation and bylaws of Destiny CO.

Effective Time of the Conversion

The Plan of Conversion provides that, as promptly as practicable after the approval of the Plan of Conversion by our stockholders, we will file the statement of conversion with the Secretary of State of Colorado and the articles of conversion with the Secretary of State of Nevada. The Plan of Conversion provides that the effective date and time of the Conversion will be the date and time on and at which the Conversion becomes effective under the laws of Colorado or the date and time on and at which the Conversion becomes effective under the laws of Nevada, whichever occurs later.

Conditions to Effectuating the Conversion

The Plan of Conversion is subject to: (i) approval by our stockholders, (ii) approval by the TSX Venture Exchange, and (iii) stockholders holding no more than an aggregate of five percent (5%) of our shares of common stock exercising their dissenters’ rights.

Manner and Basis of Converting Shares of Common Stock

At the effective time of the Conversion, each share of our common stock, with a par value of $0.001 per share, issued and outstanding immediately before the effective time of the Conversion will, by virtue of the Conversion and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and non-assessable share of common stock, with a par value of $0.001 per share, of Destiny NV.

Manner and Basis of Converting Warrants, Options and Other Rights

At the effective time of the Conversion, each option, warrant, option or other right to acquire shares of our common stock that is or was outstanding immediately before the effective time of the Conversion will, by virtue of the Conversion and without any action on the part of the holder thereof, be converted into and become a warrant, option or right, respectively, to acquire, upon the same terms and conditions, the number of shares of common stock of Destiny NV that such holder would have received had such holder exercised such warrant, option or right, respectively, in full immediately before the effective time of the Conversion (whether or not such warrant, option or right was then exercisable) and the exercise price per share under each such warrant, option or right, respectively will be equal to the exercise price per share thereof immediately before the effective time of the Conversion, unless otherwise provided in the instrument or agreement granting such warrant, option or right, respectively.

Effect of the Conversion

At the effective time of the Conversion, Destiny CO will cease to exist as a Colorado corporation, and the title to all real estate vested by deed or otherwise under the laws of any jurisdiction, and the title to all other property, real and personal, owned by Destiny CO, and all debts due to Destiny CO on whatever account, as well as all other things in action or belonging to Destiny CO immediately before the Conversion, will be vested in Destiny NV, without reservation or impairment. Destiny NV will have all of the debts, liabilities and duties of Destiny CO, and all rights of creditors accruing and all liens placed upon any property of Destiny CO up to the effective time of the Conversion will be preserved unimpaired, and all debts, liabilities and duties of Destiny CO immediately before the Conversion will attach to Destiny NV and may be enforced against it to the same extent as if it had incurred or contracted such debts, liabilities and duties. Any proceeding pending against Destiny CO may be continued as if the Conversion had not occurred or Destiny NV may be substituted in the proceeding in place of Destiny CO.

Amendment

Our Board of Directors may amend the Plan of Conversion at any time before the effective time of Conversion, provided, however, that an amendment made subsequent to the approval of the Conversion by our stockholders must not (a) alter or change the manner or basis of exchanging a stockholder’s shares of Destiny CO for a stockholder’s shares, rights to purchase a stockholder’s shares, or other securities of Destiny NV, or for cash or other property in whole or in part or (b) alter or change any of the terms and conditions of the Plan of Conversion in a manner that adversely affects our stockholders.

Termination

At any time before the effective time of the Conversion, the Plan of Conversion may be terminated and the Conversion may be abandoned by our Board of Directors of Destiny CO, notwithstanding approval of the Plan of Conversion by our stockholders. We anticipate that the Plan of Conversion will be terminated if the proposed Conversion is not approved by our stockholders at the Special Meeting.

Reasons for the Conversion

Our Board of Directors believes that the change of corporate jurisdiction will give us a greater measure of flexibility and simplicity in corporate governance than is available under Colorado law and will increase the marketability of our securities.

The State of Nevada is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. We believe that Nevada corporate law is more flexible than Colorado corporate law. We also believe that Nevada corporate law has a more substantive body of corporate law. For these reasons, our Board of Directors believes that our business and affairs can be conducted to better advantage if we are able to operate under Nevada law.

The Conversion from a Colorado corporation to a Nevada corporation may also make it easier to attract future candidates willing to serve on our Board of Directors, because many such candidates are already familiar with Nevada corporate law, including provisions relating to director indemnification, from their past business experience.

In addition, in the opinion of the Board of Directors and us and members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the NRS.

Corporate Law Requirements

In order for us to carry out the Conversion, it will be necessary for us to comply with the provisions of the CRS and the NRS.

The CRS allows a corporation that is incorporated under Colorado corporate law to convert into a foreign entity pursuant to a Conversion approved by the stockholders of the Colorado corporation. Pursuant to the CRS, our Board of Directors has adopted the Plan of Conversion attached as Schedule A to this Proxy Statement.

If holders of a majority of the voting power of our stockholders vote to approve the Plan of Conversion, we intend to file a statement of conversion with the Colorado Secretary of State. After we file the statement of conversion and pay to the Colorado Secretary of State all prescribed fees, and we comply with all other requirements, the Conversion will become effective in accordance with the Colorado corporate law.

As we are proposing to convert into a Nevada corporation, we must also comply with the applicable provisions of the NRS in order to successfully complete the Conversion.

A foreign entity is permitted to convert into a Nevada corporation by filing with the Nevada Secretary of State the articles of conversion. We expect that our Conversion into Nevada will be effective on the date and time that the articles of conversion, the form of which is attached hereto as Appendix “A” of the Plan of Conversion, is filed with the Nevada Secretary of State, assuming we provide the Nevada Secretary of State with any records and information it may require.

If the Conversion is approved by our stockholders, we expect to file the statement of conversion and articles of conversion promptly.

Description of Our Securities after the Conversion

Upon completion of the Conversion, we will be authorized to issue 100,000,000 shares of common stock, par value $0.001.

The holders of our common stock will be entitled to receive notice of and to attend and vote at all meetings of the shareholders of Destiny NV. and each share of common stock shall confer the right to one vote in person or by proxy at all meetings of the stockholders of Destiny NV. The holders of our common stock, subject to the prior rights, if any, of any other class of shares of Destiny NV, are entitled to receive such dividends in any financial year as our Board of Directors may by resolution determine. In the event of the liquidation, dissolution or winding-up of Destiny NV, whether voluntary or involuntary, the holders of our common stock are entitled to receive, subject to the prior rights, if any, of the holders of any other class of shares of Destiny NV, the remaining property and assets of Destiny NV. Our common stock does not carry any pre-emptive, subscription, redemption or conversion rights, nor do they contain any sinking or purchase fund provisions.

Recommendation of the Board of Directors

Our Board of Directors recommends that you vote FOR the approval of the Plan of Conversion.

MATERIAL DIFFERENCES OF THE RIGHTS OF OUR STOCKHOLDERS AFTER THE CHANGE OF OUR CORPORATE JURISDICTION

After the Conversion, the stockholders of the former Colorado corporation will become the holders of shares of common stock in the capital of a Nevada corporation. Differences between the Colorado Revised Statutes (the “CRS”) and the Nevada Revised Statutes (the “NRS”) will result in various changes in the rights of our stockholders. The following is a summary description of the more significant differences. The summary provided below does not purport to be a complete description of the differences between Colorado and Nevada corporate law and is qualified in its entirety by reference to the CRS and the NRS. Persons seeking to exercise their rights under the Colorado or Nevada corporate law are advised to consult with their own legal counsel.

Subject Matter	Colorado	Nevada
Voting Rights With Respect To Extraordinary Corporate Transactions

         Unless the corporation’s articles of incorporation or bylaws require a greater vote, mergers and conversions generally require the approval of a majority of the outstanding voting shares of the corporation. However, approval by the stockholders of the surviving corporation to a merger is not required if: (i) the merger does not amend or alter, in any way the articles of incorporation of the surviving corporation; (ii) each share outstanding immediately prior to the merger remains outstanding after the merger, and, is otherwise identical in every way; (iii) the number of voting shares that are issued or are issuable as a result of the merger is less than or equal to 20% of the total number of voting shares of the surviving corporation outstanding immediately prior to the merger; (iv) the number of shares entitled to participate on distributions of the corporation that are issued or are issuable as a result of the merger is less than or equal to the 20% of the number of participating shares of the surviving corporation outstanding immediately prior to the merger.

         Unless the corporation’s articles of incorporation or bylaws require a greater vote, share exchanges generally require the approval of a majority of all of the outstanding voting shares of the corporation and a majority of the outstanding shares of each class to be included in the share exchange.

         Unless the corporation’s articles of incorporation or bylaws require a greater vote, sales, leases or exchanges of all or substantially all of the corporation’s assets requires the approval of a majority of the outstanding shares entitled to vote. A corporation may sell all of its property in the usual and ordinary course of its business, encumber all of its property, and transfer all of its property to a wholly owned subsidiary without the approval of its stockholders.

         Unless the corporation’s articles of incorporation provide for a greater percentage, mergers and conversions generally require the approval of holders of a majority of the outstanding shares of the corporation entitled to vote. However, approval by the stockholders of the surviving corporation to a merger is not required if: (i) the merger does not amend or alter, in any way the articles of incorporation of the surviving corporation; (ii) each share outstanding immediately prior to the merger remains outstanding after the merger, and, is otherwise identical in every way; (iii) the number of voting shares that are issued or are issuable as a result of the merger is less than or equal to 20% of the total number of voting shares of the surviving corporation outstanding immediately prior to the merger; (iv) the number of shares entitled to participate on distributions of the corporation that are issued or are issuable as a result of the merger is less than or equal to the 20% of the number of participating shares of the surviving corporation outstanding immediately prior to the merger.

         Unless the corporation’s articles of incorporation provide for a greater percentage, share exchanges generally require the approval of a majority of the outstanding each class or series of shares to be exchanged.

Unless otherwise provided in the corporation’s articles of incorporation, sales, leases or exchanges of all of the property and assets of a corporation generally require approval of holders of a majority of the outstanding shares entitled to vote. Stockholder approval is not required to encumber its property or assets.

Subject Matter	Colorado	Nevada
Shareholders’ Consent without a Meeting	Any action requiring the vote of the shareholders may be taken without a meeting if all the shareholders entitled to vote consent to take the action in writing or if the articles of incorporation expressly provide that shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting consent to such action in writing. However, no action taken shall become effective until the corporation receives a writing that describes and consents to the action being taken. Any such action taken shall have the same effect as any action taken at a meeting of shareholders. Under our Colorado charter documents, unanimous consent of the shareholders is required.	Unless otherwise provided in the articles of incorporation or bylaws of the corporation, any action requiring the vote of stockholders may be taken without a meeting, without prior notice and without a vote, by the written consent of stockholders holding at least a majority of the voting power of the corporation, except that, where the action to be approved requires a greater vote, that greater proportion of consents is required.
Special Meetings of Shareholders	Unless otherwise provided in the articles of incorporation or bylaws, a special meeting of shareholders shall be held by the corporation if called by the board of directors, the person or persons authorized by the bylaws to call a special meeting, or written demands from the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The corporation shall give notice of the date, time and place of the meeting no fewer than 10 and no more than 60 days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called, and unless otherwise specified by the articles of incorporation or bylaws, the special meeting need not be held within the state of incorporation; however if there be no place specified in the articles of incorporation or bylaws, the meeting shall be held at the corporation's principal place of business.

         Unless otherwise provided in the articles of incorporation or bylaws of the corporation, annual or special meetings of the stockholders may be called by only the board of directors, any two directors or the corporation’s president.

         Unless otherwise provided in the corporation’s articles of incorporation, stockholders meetings need not be held in the State of Nevada

Notice and Adjournment of Shareholders’ Meetings

         The CRS provides that notice of shareholders' meetings be given between 10 and 60 days before a meeting. If notice is given to change the number of authorized shares, a corporation is required to give a minimum of 30 days’ notice under the CRS.

         If a shareholders meeting is adjourned, a corporation is not required to send out a new notice of meeting provided that there is no change in the record date.

Notice of meetings must be given to a corporation’s stockholders between 10 and 60 days prior to the meeting. The notice must disclose the purposes for which the meeting has been called, and the time and location of the meeting. Notice may be waived in writing either before or after the meeting.
Election and Removal of Directors

         Directors are elected at the annual meeting of the shareholders. Under the CRS, the shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause, and only if the number of votes cast in favor of removal exceeds the number of votes cast against removal at a meeting called for the purpose of removing the director. Vacancies on the board occurring by reason of the resignation or removal of director with or without cause shall be filled only by the shareholders of the corporation or a majority of the directors then in office, although less than a quorum

         Unless the corporation’s articles of incorporation or bylaws require a greater proportion, directors are elected by a plurality of the votes cast at the election.

         Unless otherwise provided in the articles of incorporation or bylaws of the corporation, directors hold office until his or her successor is elected and qualified or until he or she resigns or is removed. Directors may be removed from office by the vote or written consent of stockholders representing at least 2/3 of the total outstanding voting power of the corporation. Unless otherwise provided in the corporation’s articles of incorporation, all vacancies, including those caused by an increase in the number of directors or the removal of a director, may be filled by the remaining directors. .

Subject Matter	Colorado	Nevada
Quorum of Directors

         A quorum of the board of directors consists of a majority of the fixed number of directors if the corporation has a fixed board size, or if the corporation's bylaws provide for a variable board size, a majority of the number of directors prescribed, or if no number is prescribed, the number in office. The corporation’s bylaws may provide that a quorum consists of a majority of the number of directors fixed, or no fewer than a majority of the number of directors fixed, or if no fixed number then no fewer than a majority of the number of directors in office immediately prior to the beginning of the meeting.

         Unless a greater or lesser proportion is set forth in a corporation’s articles of incorporation or bylaws, a majority of the directors then in office constitutes a quorum for meetings of the directors.

Directors’ Consent without a Meeting

         Colorado law provides that, unless the bylaws require that the action be taken at a meeting, any action required or permitted by the Board of Directors may be taken without a meeting if all members of the board consent to such action in writing.

         Unless otherwise restricted by the corporation’s articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of the directors may be taken by written consent of all of the directors then in office.

Anti-Takeover Statutes	The CRS does not contain any specific anti-takeover laws.

         Nevada corporate law provides for restrictions on the acquisition of controlling interests and on combinations with certain interested stockholders. In addition, Nevada corporation specifically permits directors to take action to protect the interests of the corporation and its stockholders by adopting stockholders rights plans or similar arrangements.

         Under the control shares provisions of the Nevada corporate statute, persons acquiring a “controlling interest” in the corporation may be denied voting rights unless a majority of the disinterested stockholders vote in favor of permitting such voting rights. The Nevada control share provisions provide for staged triggers, requiring a separate vote whenever a person acquires (i) 1/5 or more but less than 1/3 of the voting power of the corporation; (ii) 1/3 or more but less than a majority of the voting power of the corporation; and (iii) a majority or more of the voting power of the corporation. Dissent rights are provided for where stockholders vote to grant full voting rights to the acquiring person. These control share provisions apply only if the corporation has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada, and the corporation does business in Nevada, either directly or through an affiliated corporation. Further, Nevada corporations may opt out of these provisions by providing in their articles of incorporation or bylaws, each as in effect on the 10th day following the acquisition of a controlling interest, that the Nevada control share provisions do not apply.

Nevada corporate law also contains provisions limiting the ability of “resident domestic corporations” from effecting certain combinations with “interested stockholders.” The NRS defines a “resident domestic corporation” as a Nevada corporation with 200 or more stockholders of record. An “interested stockholder” is any stockholder beneficially owning 10% or more of the voting power of the corporation or any stockholder that is otherwise an affiliate of the corporation that, within the last 2 years beneficially owned 10% or more of the corporation’s voting power. If

Subject Matter	Colorado	Nevada

applicable, the NRS combinations between resident domestic corporations and interested stockholders is only permitted in if:

     (1) before the interested stockholder became interested, the corporation’s board of directors approved the transaction by which the interested stockholder became interested

      (2) before the interested stockholder became interested, the combination was approved by the corporation’s board of directors;

      (3) the corporation’s board of directors approves of the transaction and:

         (i) if the combination is to occur within 2 years of the interested director becoming interested, 60% of the voting power of the corporation not owned by the interested stockholder approves the transaction, or

         (ii) if the combination is to occur more than 2 years after the interested director became interested, a simple majority of the voting power of the corporation approves the transaction.

                  Corporations may opt out of these restrictions in their original articles of incorporation or, after incorporation, if the amendment is made before the corporation becomes subject to their provisions or amendment is approved by a majority of the outstanding voting power of the corporation, not counting stock beneficially owned by an interested stockholder.

Amendments to Articles and Bylaws

         Generally, amendments to the articles of incorporation under Colorado law requires that either the board of directors or the holders of at least 10% of the outstanding voting shares of the corporation propose the amendment for submission to the corporation’s stockholders. Unless the CRS, the corporation’s articles of incorporation or the corporation’s bylaws require a greater vote, the amendment to the articles of incorporation is approved if, at a stockholders meeting at which there is a valid quorum, the number of votes cast in favor of the amendment exceeds the number of votes cast in opposition to the amendment.

         Under the CRS, a corporation’s bylaws may be amended by the board of directors unless the CRS or the corporation’s articles of incorporation provide otherwise, or the corporation’s bylaws specifically prohibit the directors from amending the bylaws. A corporation’s articles or bylaws may not limit the stockholders right to amend the corporation’s bylaws.

         Amendments to the articles of incorporation require that the board of directors adopt a resolution setting forth the proposed amendment and submitting the proposed amendment to the corporation’s stockholders at a specially called meeting or at the next annual stockholders meeting. To be approved, generally the amendment must be approved by a majority of the voting power of the corporation. If the amendment would adversely alter or change the relative rights of any particular class or series of outstanding shares, then a majority of the voting power of that class or series must also approve the amendment.

         Subject to any bylaws that may be adopted by the corporation’s stockholders, directors have the power under Nevada law to adopt or amend the corporation’s bylaws. Under Nevada law, a corporation’s articles of incorporation may grant to the directors exclusive power to adopt or amend a corporation’s bylaws.

Transactions with Officers and Directors	Under Colorado corporate law, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable if:	Under Nevada corporate law, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable if:

Subject Matter	Colorado	Nevada

      (i) the material facts as to the director's relationship or interest are disclosed or are known to the board of directors, and the board in good faith authorizes, approves, or ratifies the conflicting interest transaction by the affirmative vote of a majority of the disinterested directors, even if the disinterested directors are less than a quorum;

      (ii) the material facts as to the director's relationship or interest are disclosed or are known to the stockholders entitled to vote thereon, and the transaction is specifically authorized, approved, or ratified in good faith by a vote of the stockholders; or

      (iii) the transaction is fair as to the corporation.

      (i) the interest is known to the board of directors, and the board approves, authorizes or ratifies the contract in good faith by a majority vote of the remaining directors without counting the interested director(s);

      (ii) the interest is disclosed to the stockholders, and they approve or ratify the transaction in good faith by a majority of the outstanding voting power of the corporation, including the interested directors’ or officers’ votes;

      (iii) the interest is not known to the interested director or officer at the time the transaction is brought before the corporation’s board; or

      (iv) the contract is fair to the corporation at the time it is authorized or approved.

Limitation on Liability of Directors and Officers; Indemnification of Officers and Directors

         Colorado corporate law permits corporations to provide for the elimination or limitation of director liability to the corporation or its stockholders provided that this limitation is set forth in the corporation’s articles of incorporation. However, a corporation is not permitted to eliminate or limit the liability of directors for:

      (i) breaches of the duty of loyalty owed to the corporation and its stockholders;

      (ii) acts or omissions not made in good faith or which involve intentional misconduct or knowing violations of law;

      (iii) unlawful distributions or dividends to the corporation’s stockholders; or

      (iv) any transaction in which the director derived an improper personal benefit.

Colorado corporate law provides for mandatory indemnification of directors that are wholly successful in the defense of any proceeding to which the person was a party because the person is or was a director of the corporation.

Colorado corporate law further provides that corporations are permitted (but not required) to indemnify directors against liability incurred in any proceeding so long as the director:

      (i) acted in good faith;

      (ii) in proceedings involving conduct in an official capacity for the corporation, reasonably believed the conduct was in the corporation’s best interests, or, in other situations, reasonably believed the conduct

         Generally, unless the corporation’s articles of incorporation provide for greater individual liability, Nevada corporate law provides that directors and officers are not personally liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act unless it is proven that:

      (i) The director or officer’s action or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and

      (ii) That breach involved intentional misconduct, fraud or a knowing violation of law.

         Nevada corporate law provides that corporations are required to indemnify its officers and directors to the extent that they are successful in defending any actions or claims brought against them as a result of serving in that position, including criminal, civil, administrative or investigative actions and actions brought by or on behalf of the corporation.

         Nevada corporate law further provides that corporations are permitted (but not required) to indemnify its officers and directors for criminal, civil, administrative or investigative actions brought against them by third parties and for actions brought by or on behalf of corporation (derivative actions), even if they are unsuccessful in defending that action, if the officer or director:

      (i) is not found liable for a breach of his or her fiduciary duties as an officer or director or to have engaged in intentional misconduct, fraud or a knowing violation of the law; or

      (ii) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no

Subject Matter	Colorado	Nevada

was at least not opposed to the corporation’s best interests; and

      (iii) if the proceedings are criminal, had no reasonable cause to believe the conduct was unlawful.

         For proceedings by or in the right of the corporation (derivative actions), indemnity is limited to the reasonable expenses incurred by the director in connection with the proceeding.

         Under Colorado law directors may not be indemnified in actions by or in right of the corporation (derivative actions) where the director has been adjudged liable to the corporation or in any other action charging the director with deriving an improper personal benefit, where the director was adjudged liable as a result of that personal benefit.

         Colorado law provides that corporations may advance expenses incurred in defending an action if (i) the director provides a written affirmation of the directors good faith belief that he met the standard of conduct necessary to be eligible for indemnification, (ii) the director provides a written undertaking to repay the advances if he is ultimately determined not to have met the necessary standard of conduct, and (iii) the corporation makes a determination that the facts do not otherwise preclude indemnification.

reasonable cause to believe that his conduct was unlawful.

         However, with respect to derivative actions against the corporation’s officers or directors, the corporation is not permitted to indemnify its officers or directors where they are adjudged by a court, after the exhaustion of all appeals, to be liable to the corporation or for amounts paid in settlement to the corporation, unless, and only to the extent that, a court determines that the officers or directors are entitled to be indemnified.

         Nevada corporate law also provides that a corporation may, as authorized in its articles of incorporation or bylaws, or in an agreement made by the corporation, advance expenses to officers or directors incurred in defending an action brought against them provided that the director or officer provides an undertaking to the corporation to repay those advances if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation.

Appraisal Rights; Dissenters' Rights

         Colorado corporate law provides stockholders with dissent rights in the case of mergers, share exchanges where the corporation’s shares are to be acquired and conversions. Dissent rights are also provided in the case of sales of all or substantially all of the assets or property of the corporation.

         Nevada corporate law provides stockholders with dissent rights in the case of mergers, share exchanges where the corporation’s shares are to be acquired, conversions, and where full voting rights are granted to control shares under the control share provisions of Nevada corporate law. Stockholders of a Nevada corporation may also be granted dissent rights to the extent provided in the corporation’s articles of incorporation or bylaws, or as may be granted by the corporation’s board of directors. Stockholders are not afforded dissent rights in the sale of all of the assets of the corporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL TO CHANGE OUR STATE OF INCORPORATION FROM THE STATE OF COLORADO TO THE STATE OF NEVADA.

BYLAWS AMENDMENT

In conjunction with the Conversion, we will be adopting the Amended and Restated Bylaws set forth in Exhibit “B” to the Plan of Conversion. The Amended and Restated Bylaws are intended to meet the legal requirements of the NRS as well as utilizing certain benefits provided under Nevada corporate law. A summary of the material amendments to our bylaws is set forth below.

Advance Notice Provisions

Section 5(b) of the Amended and Restated Bylaws include advance notice procedures and requirements for stockholder proposals to be brought before an annual meeting of the stockholders, including the nomination of directors. In order for a proposal to be properly brought before a meeting, the proposed business must be (i) specified in the notice of meeting given at the direction of the Board of Directors, (ii) otherwise properly brought before a meeting by the Board of Directors, or (iii) properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, a stockholder must timely deliver a notice to us not more than one hundred twenty days prior to the first anniversary of the preceding year's annual meeting of stockholders. The requisite content of the notice is set forth in the Amended and Restated Bylaws.

In addition, the Amended and Restated Bylaws further provides that nominations of persons for election to the Board of Directors at an annual meeting of stockholders may be made (i) by or at the direction of the Board of Directors or (ii) by a stockholder. Nominations by stockholders must comply with the notice requirements set out above and the content requirements set forth in the Amended and Restated Bylaws.

The current bylaws do not contain advance notice procedures for our stockholders to nominate directors or propose other business to be brought before a meeting of stockholders.

Quorum

Section 8 of the Amended and Restated Bylaws provides that one percent (1%) of the outstanding shares of stock entitled to vote, in person or by proxy, will constitute quorum for the purpose of an annual or special meeting of the stockholders. Our current bylaws provide that one-third (33%) of the holders entitled to vote constitutes quorum for the purpose of an annual or special meeting.

Action by Written Consent

Section 13 of the Amended and Restated Bylaws provides that stockholder action may be taken by written consent in accordance with Chapter 78 of the NRS. Under the NRS, any action required or permitted to be taken at a meeting of stockholders may be taken without the meeting provided that a written consent is signed by stockholders holding a majority of the voting power. The current bylaws permit action to be taken by written consent provided that that unanimous approval of the stockholders is obtained.

Number of Directors and Notice of Meetings of Directors

Section 15 of the Amended and Restated Bylaws sets the authorized number of directors to be not less than one (1) and not more than fifteen (15). Our current bylaws provide that the authorized number of directors consist of a minimum of one (1) director and not more than five (5) directors.

Our current bylaws provide that notice of Board of Directors’ meeting must be given to each director at least two days prior to such meeting. Section 20 of the Amended and Restated Bylaws will provide that notice must be given at least twenty-four (24) hours prior to the Board of Directors’ meeting.

Indemnification

The current bylaws provide for indemnification of officers and directors to the extent authorized by the CRS, and sets forth procedures relating to our indemnification obligations, to the extent indemnification is sought pursuant to the current bylaws.

Under section 43 of the Amended and Restated Bylaws, we will indemnify our directors and officers to the fullest extent not prohibited by the NRS provided that, except where such indemnification is required pursuant to the provisions of the NRS, we shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless the person: (i) acted honestly and in good faith with a view to our best interests, or, as the case may be, to the best interests of the other entity for which the individual acted as a director or officer or in a similar capacity at our request; and (ii) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the person had reasonable grounds for believing that the person’s conduct was lawful.

The Amended and Restated Bylaws also provide that we will advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer, or is or was serving at our request as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under the Amended and Restated Bylaws or otherwise.

No advance will be made by us to an officer of us (except by reason of the fact that such officer is or was our director in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to our best interests.

The Amended and Restated Bylaws provide that, to the fullest extent permitted by the NRS, we, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to our Bylaws.

DISSENTERS’ RIGHTS

We are subject to the provisions of the CRS. Under CRS Section 7-111-103, the approval of the board of directors of a company and the affirmative vote of the holders of at least a majority of the issued and outstanding shares is required to approve and adopt a Plan of Conversion. Our Board of Directors has approved and adopted the Plan of Conversion by unanimous written consent, and our stockholders have been asked to consider and vote upon the Conversion at the special meeting. If the Conversion is approved, eligible holders of our shares of common stock that follow the procedures summarized below may be entitled to dissenters’ rights under CRS Article 113.

The following is a discussion of the material provisions of the law pertaining to dissenters’ rights as set forth in CRS Article 113, a copy of which is attached hereto as Schedule B, which stockholders should read in its entirety. Beneficial stockholders must act promptly to cause the stockholder of record to follow the steps summarized below to properly, and in a timely manner, perfect their dissenters’ rights. Failure to properly demand and perfect dissenters’ rights in accordance with CRS Article 113 will result in the loss of dissenters’ rights.

Eligible stockholders who wish to assert dissenters’ rights must, before the vote is taken, provide us with written notice of their intention to demand payment for their shares if the Conversion is effective. In addition, stockholders wishing to assert dissenting rights must not vote for the Conversion and must follow the steps set forth in the dissenters’ notice described below.

If the Conversion is authorized by our stockholders at the special meeting, we will send a written dissenters’ notice within ten (10) days after the effective date of the Conversion to all eligible stockholders who did not vote “FOR” the Conversion and who, before the vote was taken, gave written notice of their intent to demand payment for their shares of our common stock.

The notice will:

  state the Conversion was authorized and state the effective date or proposed effective date of the Conversion.

  state where the demand for payment must be sent and where and when stock certificates are to be deposited;

  inform the holders of shares of our common stock not represented by certificates to what extent the transfer of shares of our common stock will be restricted after the demand for payment is received;

  supply a form for demanding payment;

  set a date by which we must receive the demand for payment, which may not be less than thirty (30) after the date the notice is delivered; and

  be accompanied by a copy of CRS Article 113.

An eligible stockholder to whom a dissenters’ notice is sent must, by the date set forth in the dissenters’ notice:

  demand payment; and

  deposit his or her certificates in accordance with the terms of the dissenters’ notice.

Eligible stockholders who do not demand payment or deposit their certificates where required, each by the date set forth in the dissenters’ notice, will not be entitled to demand payment for their shares of our common stock under the CRS governing dissenters’ rights.

Upon the later of the effective date of the Conversion or receipt of a valid demand for payment, we will pay each dissenter who complied with the procedures described by the Colorado dissenters’ rights statute the amount we have estimated to be the fair value of the shares of our common stock, plus accrued interest. The payment will be accompanied by:

  our balance sheet as of the end of a fiscal year end, a statement of income for that fiscal year, a statement of changes in stockholders’ equity for that fiscal year and the latest available interim financial statements, if any;

  a statement of our estimate of the fair value of the shares of our common stock;

  an explanation of how the interest was calculated;

  a statement of dissenters’ rights to demand payment under CRS Section 7-113-209; and

  a copy of CRS Article 113.

An eligible dissenter may notify us in writing of the dissenter’s own estimate of the fair value of the shares of our common stock and interest due, and demand payment based upon his or her estimate, less our estimated fair value payment, or reject the offer for payment made by us and demand payment of the fair value of the dissenter’s shares of our common stock and interest due if:

  the dissenter believes that the amount paid or offered is less than the fair value of the dissenter’s shares of our common stock or that the interest due is incorrectly calculated. A dissenter waives his right to demand such payment unless the dissenter notifies us of his demand in writing within thirty (30) days after we have made or offered payment for the dissenter’s shares of our common stock;

  we fail to make payment within sixty (60) days after the date set by which we must require the demand for payment; or

  we do not return the deposited stock certificates or release the transfer restrictions imposed on uncertificated shares.

If a demand for payment remains unresolved, we will commence a proceeding within sixty (60) days after receiving the demand for payment and petition the Colorado Court to determine the fair value of the shares of our common stock and accrued interest. If we do not commence the proceeding within the 60-day period, we will be required to pay each dissenter whose demand remains unsettled the amount demanded.

Each dissenter who is made a party to the proceeding is entitled to a judgment:

  for the amount, if any, by which the Colorado Court finds the fair value of the dissenter’s shares of our common stock, plus interest, exceeds the amount paid by us; or

  for the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which we elected to withhold payment pursuant to Colorado law.

Under Colorado law, the fair value of a dissenter’s shares of stock means the value of the shares of our common stock immediately before the effective date of the Conversion, excluding any increase or decrease in value in anticipation of the Conversion unless excluding such increase or decrease is inequitable. The value determined by the Colorado Court for a dissenter’s shares of our common stock could be more than, less than, or the same as the consideration we offer pursuant to the dissenters’ notice. The Colorado Court may, but it is not required, to appoint one or more appraisers to assist the Colorado Court in determining the fair market value of the shares of our common stock. Accordingly, no stockholder has a right to compel an appraisal of the shares of our common stock.

The Colorado Court will determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the Colorado Court. The Colorado Court will assess the costs against us, except that the court may assess costs against all or some of the dissenters, in the amounts the Colorado Court finds equitable, to the extent that the Colorado Court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. The Colorado Court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

  against us in favor of all dissenters if the Colorado Court finds that we did not substantially comply with the Nevada dissenters’ rights statute; or

  against either us or a dissenter in favor of any other party, if the Colorado Court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the dissenters’ rights provided under the Colorado dissenters’ rights statute.

If the Colorado Court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against us, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

The foregoing summary of the material rights of eligible dissenting stockholders does not purport to be a complete statement of such rights and the procedures to be followed by stockholders desiring to exercise any available dissenters’ rights. The preservation and exercise of dissenters’ rights require strict adherence to the applicable provisions of the CRS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of July 28, 2014 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of the voting securities, (ii) each of our directors and each of the named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Title Of Class	Name And Address Of Beneficial Owner	Amount And Nature Of Beneficial Ownership	Percentage Of Common Stock(1)
DIRECTORS AND OFFICERS
Common Stock	Steven Vestergaard President, Chief Executive Officer and Director	11,688,011 Shares (direct)	22.1%
Common Stock	Frederick Vandenberg Chief Financial Officer, Treasurer and Corporate Secretary	871,901 Shares(2) (direct)	1.6%
Common Stock	Edward Kolic Director	318,373 Shares (direct)	*
Common Stock	Lawrence J. Langs Director	418,790 Shares (direct)	*
Common Stock	Yoshitaro Kumagai Director	423,069 Shares (direct)	*
Common Stock	All Directors and Officers (five persons)	13,720,144 Shares	25.9%
HOLDERS OF MORE THAN 5% OF OUR COMMON STOCK
Common Stock	Steve Vestergaard 750 – 650 W. Georgia Street Vancouver, BC V6B 4N7	11,688,011 Shares (direct)	22.1%

Notes:
*                    Less than 1%.

(1)

Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of such shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on July 28, 2014. As of July 28, 2014, there were 52,993,874 shares of our common stock issued and outstanding.

(2)	Consists of 721,901 shares held by Mr. Vandenberg and 150,000 shares that may be acquired upon the exercise of stock options held by Mr. Vandenberg.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

Our Annual Report on Form 10-K for the fiscal year ended August 31, 2013 accompanies this Proxy Statement but does not constitute a part of the proxy soliciting material. A copy of our Annual Report on Form 10-K for the fiscal year ended August 31, 2013, including financial statements but without exhibits, is available without charge to any person whose vote is solicited by this proxy upon written request to Destiny Media Technologies Inc., Suite 750, 650 West Georgia Street, Vancouver, British Columbia, Canada V6B 4N7, Attention: Corporate Secretary. Copies also may also be obtained through the SEC’s web site at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS OF
DESTINY MEDIA TECHNOLOGIES INC.

Date: August 5, 2014

/s/ Steve Vestergaard
STEVE VESTERGAARD
Chief Executive Officer, President and Director

SCHEDULE “A” - PLAN OF CONVERSION

A-1

PLAN OF CONVERSION
of
DESTINY MEDIA TECHNOLOGIES INC.
From a Colorado Corporation into a Nevada Corporation

This Plan of Conversion shall govern the conversion of DESTINY MEDIA TECHNOLOGIES INC. from a corporation organized under and governed by the laws of the State of Colorado into a corporation organized under and governed by the laws of the State of Nevada (the “Conversion”).

Name and Jurisdiction of Law of Constituent Entity	DESTINY MEDIA
Prior to Completing the Conversion (the “Constituent Entity”):	TECHNOLOGIES INC.
Colorado

Name and Jurisdiction of Law of Resulting Entity	DESTINY MEDIA
After Completing the Conversion (the “Resulting Entity”):	TECHNOLOGIES INC.
Nevada

1.	Conversion to a Nevada Corporation: The Constituent Entity shall effect the Conversion by causing:

(a)

statement of conversion (the “Colorado Statement of Conversion”) in such form as required by Article 90 of the Colorado Revised Statutes (the “CRS”) to be properly executed and acknowledged and filed with the Colorado Secretary of State (the “COSOS”) as provided in Article 90 of the CRS.

(b)

articles of conversion (the “Nevada Articles of Conversion”) in such form as required by the provisions of Chapter 92A of the Nevada Revised Statutes (the “NRS”) to be properly executed and acknowledged and filed with the Nevada Secretary of State (the “NVSOS”) as provided in Chapter 92A of the NRS; and

Upon the filing of the Statement of Conversion with the COSOS and the Nevada Articles of Conversion with the NVSOS, and upon satisfaction of any of the respective requirements of the applicable laws of the State of Nevada and the State of Colorado with respect to the Conversion, the Constituent Entity shall cease to be a Colorado corporation and shall become the Resulting Entity, being a Nevada Corporation. The effective time (the “Effective Time”) of the Conversion shall be the date and time on and at which the Conversion becomes effective under the laws of the State of Colorado or the date and time on and at which the Conversion becomes effective under the laws of the State of Nevada, whichever occurs later.

2.

Articles of Conversion of Resulting Entity: Upon completion of the Conversion, the name of the Resulting Entity shall be “DESTINY MEDIA TECHNOLOGIES INC.” and the total number of shares of stock that the Resulting Entity shall be authorized to issue shall continue to be one hundred million (100,000,000) shares of common stock, $0.001 par value. The Nevada Articles of Conversion of the Resulting Entity to be filed with the NVSOS in connection with the Conversion are attached as Exhibit A to this Plan of Conversion and are incorporated by reference herein.

3.

Bylaws of Resulting Entity: Upon completion of the Conversion, the form of Bylaws of the Resulting Entity will be substantially in the form as set out in Exhibit B to this Plan of Conversion, and the said Bylaws shall be signed by one of the directors of the Resulting Entity.

4.

Directors and Officers of Resulting Entity: The existing directors and executive officers of the Constituent Entity immediately prior to the Effective Time shall continue to be the directors and executive officers of the Resulting Entity immediately after the Conversion is effected.

5.

Effect of Conversion: The Conversion will have the effect of Article 90 of the CRS. Without limiting the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges and powers of the Constituent Entity will continue into the Resulting Entity without further act or deed, and all debts, liabilities of and duties of the Constituent Entity will become the debts, liabilities and duties of the Resulting Entity.

1

6.	Conversion of Common Stock: At the Effective Time of the Conversion:

(a)

Each issued and outstanding share of the Constituent Entity’s common stock, par value $0.001 per share, shall, without any action on the part of the stockholders thereof, be converted into and become one validly issued, fully paid and non-assessable share of the Resulting Entity’s common stock, par value $0.001 per share.

(b)

Each option to acquire shares of the Constituent Entity’s common stock shall, without any action on the part of the holders thereof, be converted into and become an equivalent option to acquire, on the same terms and conditions, the number of shares of the Resulting Entity’s common stock that is equal to the number of shares of common stock of the Constituent Entity that the optionee would have received had the optionee exercised such option in full immediately prior to the Effective Time (whether or not such option was then exercisable) and the exercise price per share under each option shall be equal to the exercise price per share thereunder immediately prior to the Effective Time, unless otherwise provided in the instrument granting such option.

(c)

Each warrant to acquire shares of the Constituent Entity’s common stock shall, without any action on the part of the holders thereof, be converted into and become an equivalent warrant to acquire, on the same terms and conditions, the number of shares of the Resulting Entity’s common stock that is equal to the number of shares of common stock of the Constituent Entity that the warrantholder would have received had the warrantholder exercised such warrant in full immediately prior to the Effective Time (whether or not such warrant was then exercisable) and the exercise price per share under such warrant shall be equal to the exercise price per share thereunder immediately prior to the Effective Time, unless otherwise provided in the instrument granting such warrant.

(d)

Any other right, by contract or otherwise, to acquire shares of the Constituent Entity’s common stock shall, without any action on the part of the holder thereof, be converted into and become an equivalent right, by contract or otherwise, to acquire, on the same terms and conditions, the number of shares of the Resulting Entity’s common stock that is equal to the number of shares of common stock of the Constituent Entity that the holder would have received had the holder exercised such right in full immediately prior to the Effective Time (whether or not such right was then exercisable) and the exercise price per share under each such right shall be equal to the exercise price per share thereunder immediately prior to the Effective Time unless otherwise provided in the instrument granting such right.

7.	Conditions: The Plan of Conversion is subject to:

	(a)	Approval of the holders of a majority of the outstanding shares of common stock of the Constituent Entity;

	(b)	Approval of the TSX Venture Exchange; and

	(c)	No more than 5% of the issued and outstanding shares of common stock exercising the right to dissent in accordance with Article 113 of the CRS.

8.

Alterations: The Board of Directors of the Constituent Entity may amend this Plan of Conversion at any time prior to the Conversion, provided that an amendment subsequent to approval of the stockholders of the Constituent Entity shall not:

(a)

Alter or change the manner or the basis of exchanging stockholders’ shares of the Constituent Entity for stockholders’ shares, right to purchase stockholders’ shares or other securities of the Resulting Entity, or for cash or other property in whole or in part, or

2

(b)	Alter or change any terms and conditions of this Plan of Conversion in a manner that adversely affects the stockholders of the Constituent Entity.

9.

Termination: At any time prior to the Effective Time, this Plan of Conversion may be terminated and the Conversion contemplated hereby may be abandoned by the Board of Directors of the Constituent Entity, notwithstanding the approval of this Plan of Conversion by the stockholders of the Constituent Entity.

Dated as of the _______day of _____________________, 20____.

DESTINY MEDIA TECHNOLOGIES INC.

Per:
           _____________________________
           Steve Vestergaard,
           CEO and President

3

EXHIBIT A
To Plan Of Conversion Of
DESTINY MEDIA TECHNOLOGIES INC.
From a Colorado Corporation to a Nevada Corporation

Articles of Conversion

4

EXHIBIT A
To Plan Of Conversion Of
DESTINY MEDIA TECHNOLOGIES INC.
From a Colorado corporation to a Nevada corporation

Articles of Conversion

140301

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Conversion

(PURSUANT TO NRS 92A.205)

Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion
(Pursuant to NRS 92A.205)

1. Name and jurisdiction of organization of constituent entity and resulting entity:

DESTINY MEDIA TECHNOLOGIES INC.
Name of constituent entity

COLORADO	CORPORATION
Jurisdiction	Entity type *

and,

DESTINY MEDIA TECHNOLOGIES INC.
Name of resulting entity

NEVADA	CORPORATION
Jurisdiction	Entity type *

2. A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3. Location of plan of conversion: (check one)

☐ **The entire plan of conversion is attached to these articles.**

☒ **The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.**

☐ **The complete executed plan of conversion for the resulting domestic limited *partnership is* on file at the records office required by NRS 88.330.**

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust .

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Conversion Page 1
Revised: 8-31-11

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Conversion

(PURSUANT TO NRS 92A.205)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

4. Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn:

c/o:

5. Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: **Time:**

6. Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

DESTINY MEDIA TECHNOLOGIES INC.

Name of *constituent* entity

X

Signature	**Title**	**Date**
	CEO & PRESIDENT	

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. **This statement must be included within the resulting entity's articles.**

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Conversion Page 2
Revised: 8-31-11

Reset

EXHIBIT B
To Plan Of Conversion Of
DESTINY MEDIA TECHNOLOGIES INC.
From a Colorado Corporation to a Nevada Corporation

Bylaws

5

BYLAWS
OF
DESTINY MEDIA TECHNOLOGIES INC.

(A NEVADA CORPORATION)

ARTICLE I

OFFICES

            Section 1. Registered Office. The registered office of Destiny Media Technologies Inc. (the “Corporation”) in the State of Nevada shall be in such location as the directors determine in the State of Nevada.

            Section 2. Other Offices. The Corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

CORPORATE SEAL

            Section 3. Corporate Seal. The corporate seal shall consist of a dye bearing the name of the Corporation and the inscription, “Corporate Seal-Nevada." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III

STOCKHOLDERS’ MEETINGS

            Section 4. Place of Meetings. Meetings of the stockholders of the Corporation shall be held at such place, either within or without the State of Nevada, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the Corporation required to be maintained pursuant to Section 2 hereof.

            Section 5. Annual Meeting.

            (a)        The annual meeting of the stockholders of the Corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held each year on such date and at such time as may be designated from time to time by the Board of Directors, provided that the date of such annual meeting shall be no later than the earlier of six months after the Corporation’s most recently ended fiscal year or fifteen months after its last annual meeting.

            (b)        At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not later than the close of business on the one hundred and twentieth (120th) calendar day prior to the date that is the first anniversary of the date of the preceding year's mailing to registered stockholders of the proxy statement for the Corporation’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be a reasonable time before the Corporation begins to print and send its proxy materials to registered stockholders. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

1

            (c)        Only persons who are confirmed in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation in accordance with the provisions of paragraph (b) of this Section 5. Such stockholder's notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 5. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

            (d)        For purposes of this Section 5, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

            Section 6. Special Meetings.

            (a)        Special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and shall be held at such place, on such date, and at such time as the Board of Directors, shall determine.

            (b)        If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the Corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. If the notice is not given within sixty (60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

2

            Section 7. Notice of Meetings. Except as otherwise provided by law or the Articles of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

            Section 8. Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Articles of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holder or holders of not less than one percent (1%) of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, all action taken by the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the Corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

            Section 9. Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

            Section 10. Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the Corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Nevada law. An agent so appointed need not be a stockholder. No proxy shall be voted after six (6) months from its date of creation unless the proxy provides for a longer period, which may not exceed seven (7) years from the date of its creation.

            Section 11. Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; and (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally.

3

            Section 12. List of Stockholders. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any stockholder who is present.

            Section 13. Action Without Meeting. No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, or by the written consent of the stockholders in accordance with Chapter 78 of the Nevada Revised Statutes.

            Section 14. Organization.

            (a)        At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

            (b)        The Board of Directors of the Corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the Corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

ARTICLE IV

DIRECTORS

            Section 15. Number and Qualification. The authorized number of directors of the Corporation shall be not less than one (1) nor more than fifteen (15) as fixed from time to time by resolution of the Board of Directors; provided that no decrease in the number of directors shall shorten the term of any incumbent directors. Directors need not be stockholders unless so required by the Articles of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

            Section 16. Powers.

            (a)        The powers of the Corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Articles of Incorporation.

            (b)        Notwithstanding the forgoing, for so long as the Corporation is listed on a Canadian Stock Exchange, any rights of the Board of Directors under Nevada law to take action to protect the interests of the Corporation and its stockholders by granting or denying any rights, privileges, power or authorities of the Corporation’s stockholders shall not be exercised by the Board of Directors.

4

            Section 17. Vacancies. Unless otherwise provided in the Articles of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholder vote, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

            Section 18. Resignation. Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

            Section 19. Removal. Subject to the Articles of Incorporation, any director may be removed by the affirmative vote of the holders of not less than two-thirds (2/3) of the outstanding shares of the Corporation then entitled to vote, with or without cause.

            Section 20. Meetings.

            (a)        Annual Meetings. The annual meeting of the Board of Directors shall be held immediately after the annual meeting of stockholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

            (b)        Regular Meetings. Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the Corporation required to be maintained pursuant to Section 2 hereof. Unless otherwise restricted by the Articles of Incorporation, regular meetings of the Board of Directors may also be held at any place within or without the State of Nevada which has been designated by resolution of the Board of Directors or the written consent of all directors.

            (c)        Special Meetings. Unless otherwise restricted by the Articles of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Nevada whenever called by the Chairman of the Board, the President or any two of the directors.

            (d)        Telephone Meetings. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

            (e)        Notice of Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, facsimile or e-mail, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

            (f)        Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

5

            Section 21. Quorum and Voting.

            (a)        Unless the Articles of Incorporation requires a greater number and except with respect to indemnification questions arising under Section 43 hereof, for which a quorum shall be one-third of the exact number of directors fixed from time to time in accordance with the Articles of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Articles of Incorporation provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

            (b)        At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Articles of Incorporation or these Bylaws. In case of an equality of votes, the chairman of the meeting shall have a casting vote.

            Section 22. Action Without Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

            Section 23. Fees and Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

            Section 24. Committees.

            (a)        Executive Committee. The Board of Directors may by resolution passed by a majority of the whole Board of Directors appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, including without limitation the power or authority to declare a dividend, to authorize the issuance of stock and to adopt a certificate of ownership and merger, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Articles of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the bylaws of the Corporation.

            (b)        Other Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws.

            (c)        Term. Each member of a committee of the Board of Directors shall serve a term on the committee coexistent with such member's term on the Board of Directors. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

6

            (d)        Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 24 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

            Section 25. Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

ARTICLE V

OFFICERS

            Section 26. Officers Designated. The officers of the Corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer, the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Directors. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the Corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the Corporation shall be fixed by or in the manner designated by the Board of Directors.

            Section 27. Tenure and Duties of Officers.

            (a)        General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

            (b)        Duties of Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonlthe Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 27. y incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no President, then

7

            (c)        Duties of President. The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the Corporation, the President shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. The President shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

            (d)        Duties of Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

            (e)        Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the Corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

            (f)        Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

            Section 28. Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

            Section 29. Resignations. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Corporation under any contract with the resigning officer.

            Section 30. Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

8

ARTICLE VI

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION

            Section 31. Execution of Corporate Instrument. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation any corporate instrument or document, or to sign on behalf of the Corporation the corporate name without limitation, or to enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation.

            Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the Corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the Corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, or the President or any Vice President, and by the Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

            All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

            Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

            Section 32. Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the Corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

ARTICLE VII

SHARES OF STOCK

            Section 33. Form and Execution of Certificates. Certificates for the shares of stock of the Corporation shall be in such form as is consistent with the Articles of Incorporation and applicable law. Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the Corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

9

            Section 34. Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The Corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the Corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

            Section 35. Issuance of Shares.

            (a)        The Board of Directors may from time to time issue any of the authorized shares of stock of the Corporation at such times and for such consideration as the Board of Directors may determine, provided that, for as long as the Corporation is listed on a Canadian stock exchange, and for a period of 90 days thereafter, the Board of Directors may not authorize shares to be issued for promissory notes or future services to be performed.

            (b)        Subject to Section 35(a), when the Corporation receives the consideration for which the Board of Directors authorized the issuance of shares, such shares shall be fully paid and non-assessable and the stockholders of such shares shall not be liable to the Corporation or its creditors in respect thereof.

            (c)        For so long as the Corporation is listed on a Canadian Stock Exchange, and for a period of 90 days thereafter, the Corporation shall not issue and the Board of Directors shall not authorize the issuance of any share for consideration that is less in value than the fair equivalent of the money that the Corporation would have received if the share had been issued for money. In determining whether any property, benefit or services are the fair equivalent of any money consideration, the members of the Board of Directors may take into account reasonable charges and expenses of organization and reorganization and payments for properties, benefits or services already received or performed that are reasonably likely to benefit the Corporation.

            (d)        Members of the Board of Directors who vote for or consent to a resolution authorizing the issuance of a share for consideration other than money during the period specified in Section 35(c) are liable to the Corporation to make good any amount by which the consideration received is less than the fair equivalent of the money that the Corporation would have received if the share had been issued for money on the date of such resolution. Notwithstanding the forgoing, a member of the Board of Directors that proves that he did not know and could not reasonably have known that the share was issued for consideration less than the fair equivalent of the money that the Corporation would have received if the share had been issued for money is not liable under this Section 35(d). An action to enforce liability imposed by this Section 35(d) may not be commenced after two years from the date of the resolution authorizing the particular share issuance.

            Section 36. Transfers.

            (a)        Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

            (b)        The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Nevada Revised Statutes.

            Section 37. Fixing Record Dates.

            (a)        In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

10

            (b)        In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is filed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

            Section 38. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

ARTICLE VIII

OTHER SECURITIES OF THE CORPORATION

            Section 39. Execution of Other Securities. All bonds, debentures and other corporate securities of the Corporation, other than stock certificates (covered in Section 33), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the Corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Corporation.

ARTICLE IX

DIVIDENDS

            Section 40. Declaration of Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

            Section 41. Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

11

ARTICLE X

FISCAL YEAR

            Section 42. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

ARTICLE XI

INDEMNIFICATION

            Section 43. Indemnification of Directors, Executive Officers, Other Officers, Employees and Other Agents.

            (a)        Directors and Officers. The Corporation shall indemnify its directors and officers to the fullest extent not prohibited by the Nevada Revised Statutes provided that, except where such indemnification is required pursuant to the provisions of the Nevada Revised Statutes, the Corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless the person: (i) acted honestly and in good faith with a view to the best interests of the Corporation, or, as the case may be, to the best interests of the other entity for which the individual acted as a director or officer or in a similar capacity at the Corporation’s request; and (ii) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the person had reasonable grounds for believing that the person’s conduct was lawful.

            (b)        Employees and Other Agents. The Corporation shall have power to indemnify its employees and other agents as set forth in the Nevada Revised Statutes.

            (c)        Expense. The Corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the Corporation, or is or was serving at the request of the Corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this Bylaw or otherwise.

            Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Bylaw, no advance shall be made by the Corporation to an officer of the Corporation (except by reason of the fact that such officer is or was a director of the Corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation.

            (d)        Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the Corporation and the director or officer. Any right to indemnification or advances granted by this Bylaw to a director or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. In connection with any claim for indemnification, the Corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standard of conduct that make it permissible under the Nevada Revised Statutes for the Corporation to indemnify the claimant for the amount claimed. In connection with any claim by an officer of the Corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such officer is or was a director of the Corporation) for advances, the Corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed in the best interests of the Corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Nevada Revised Statutes, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or officer is not entitled to be indemnified, or to such advancement of expenses, under this Article XI or otherwise shall be on the Corporation.

12

            (b)        Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Nevada Revised Statutes.

            (c)        Survival of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

            (d)        Insurance. To the fullest extent permitted by the Nevada Revised Statutes, the Corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

            (e)         Amendments. Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the Corporation.

            (f)        Saving Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

            (g)        Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

            (i)        The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

            (ii)        The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

            (iii)        The term the "corporation" shall include, in addition to the resulting Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent or another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

            (iv)        References to a "director," "executive officer," "officer," "employee," or "agent" of the Corporation shall include, without limitation, situations where such person is serving at the request of the Corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

13

            (v)        References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Bylaw.

ARTICLE XII

NOTICES

            Section 44. Notices.

            (a)        Notice to Stockholders. Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the Corporation or its transfer agent.

            (b)        Notice to Directors. Any notice required to be given to any director may be given by the method stated in subsection (a), or by facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

            (c)        Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the Corporation or an agent of the Corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

            (d)        Time Notices Deemed Given. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.

            (e)        Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

            (f)        Failure to Receive Notice. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

            (g)        Notice to Person with Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the Articles of Incorporation or Bylaws of the Corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the Nevada Revised Statutes, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

            (h)        Notice to Person with Undeliverable Address. Whenever notice is required to be given, under any provision of law or the Articles of Incorporation or Bylaws of the Corporation, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the Nevada Revised Statutes, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.

14

ARTICLE XIII

 MISCELLANEOUS

            Section 46. Amendments to Bylaws.

            (a)        The Directors shall have the power to adopt, amend, or repeal these Bylaws.

            (b)        The Directors shall submit a Bylaw, or the adoption, amendment or repeal of a Bylaw, made under paragraph (a) to the stockholders of the Corporation at the next meeting of stockholders, and the stockholders may, by means a resolution passed by a simple majority of the votes of stockholders present in person or by proxy and voting on the resolution at such meeting, confirm, reject or amend the Bylaw, amendment or repeal.

            (c)        A Bylaw, or an amendment or a repeal of a Bylaw, is effective from the date of the resolution of the directors under paragraph (a) until it is confirmed, confirmed as amended or rejected by the stockholders under subsection (b) or until it ceases to be effective under subsection (d) and, where the Bylaw is confirmed or confirmed as amended, it continues in effect in the form in which it was so confirmed.

            (d)        If a Bylaw, or an amendment or a repeal of a Bylaw is rejected by the Corporation’s stockholders, or if the directors do not submit a Bylaw, or amendment or a repeal of a Bylaw to the stockholders as required under subsection (b), the Bylaw or the amendment or repeal of the Bylaw ceases to be effective and no subsequent resolution of the directors to adopt, amend or repeal a Bylaw having substantially the same purpose or effect is effective until it is confirmed or confirmed as amended by the stockholders.

            (e)        Notwithstanding subsections (a), (b), (c) and (d) above, any action required to be taken by the stockholders under subsection (b) above may be taken by the written consent of the stockholders in accordance with Section 13 of these Bylaws.

            Section 47. Change in Number of Authorized Shares. Pursuant to section 78.207 of the Nevada Revised Statutes, the Corporation may change the number of shares of a class or series, if any, of its authorized stock by increasing or decreasing the number of authorized shares of the class or series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each stockholder of record at the effective date and time of the change by a resolution adopted by the Board of Directors.

Declared as the Amended and Restated Bylaws of Destiny Media Technologies Inc. effective as of the _____ day of ______________, ___________.

Signature of Director/Officer:

Name of Director/Officer:	STEVE VESTERGAARD
Title:	CHIEF EXECUTIVE OFFICER

15

SCHEDULE “B” – COLORADO REVISED STATUTES

RIGHTS OF DISSENTING OWNERS

C.R.S.A. § 7-113-101
§ 7-113-101. Definitions

For purposes of this article:

(1) “Beneficial shareholder” means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) “Fair value”, with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) “Shareholder” means either a record shareholder or a beneficial shareholder.

C.R.S.A. § 7-113-102
§ 7-113-102. Right to dissent

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102(1);

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2);

(e) Consummation of a conversion in which the corporation is the converting entity as provided in section 7-90-206(2);

(f) An amendment, conversion, or merger described in section 7-101-504(3); and

(g) Consummation of a plan by which a public benefit corporation terminates public benefit corporation status by merger or conversion into a corporation that has not elected public benefit corporation status as provided in section 7-101-504(4) or by amendment of its articles of incorporation.

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares that either were listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which, at the effective date of the plan of merger or share exchange, either will be listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) Deleted by Laws 1996, H.B.96-1285, § 30, eff. June 1, 1996.

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

C.R.S.A. § 7-113-103
§ 7-113-103. Dissent by nominees and beneficial owners

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

C.R.S.A. § 7-113-201
§ 7-113-201. Notice of dissenters' rights

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(2).

C.R.S.A. § 7-113-202
§ 7-113-202. Notice of intent to demand payment

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

C.R.S.A. § 7-113-203
§ 7-113-203. Dissenters' notice

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

C.R.S.A. § 7-113-204
§ 7-113-204. Procedure to demand payment

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

C.R.S.A. § 7-113-205
§ 7-113-205. Uncertificated shares

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

C.R.S.A. § 7-113-206
§ 7-113-206. Payment

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's right to demand payment under section 7-113-209; and

(e) A copy of this article.

C.R.S.A. § 7-113-207
§ 7-113-207. Failure to take action

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

C.R.S.A. § 7-113-208
§ 7-113-208. Special provisions relating to shares acquired
after announcement of proposed corporate action

(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

C.R.S.A. § 7-113-209
§ 7-113-209. Procedure if dissenter is dissatisfied with payment or offer

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

C.R.S.A. § 7-113-301
§ 7-113-301. Court action

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

C.R.S.A. § 7-113-302
§ 7-113-302. Court costs and counsel fees

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

SCHEDULE “C” - FORM OF PROXY

C-1

PROXY

MEETING OF THE STOCKHOLDERS OF

DESTINY MEDIA TECHNOLOGIES INC.
(the "Company")

TO BE HELD AT:

SUITE 750, 650 WEST GEORGIA STREET, VANCOUVER, BC CANADA V6B 4N7 ON SEPTEMBER 16, 2014 AT 10:00 AM (PACIFIC STANDARD TIME)

The undersigned stockholder , Vestergaard (“Registered Stockholder”) of the Company hereby appoints Steve Chief Executive Officer, President and a director of the Company, or failing thisVandenberg , person, Fred Chief Financial Officer, Secretary and Treasurer of the Company, or in place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the Meeting of the Registered Stockholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Stockholder as specified herein.

Resolutions (For full detail of each item, please see the enclosed Notice of Special Meeting and Proxy Statement)

	For	Against	Abstain
1. To Approve the Plan of Conversion

The undersigned Registered Stockholder hereby revokes any proxy previously given to attend and vote at said Special Meeting.

SIGN HERE: __________________________________

Please Print Name: __________________________________

Date: __________________________________

Number of Shares
Represented by Proxy: __________________________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED.
SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This proxy is solicited by the Management of the Company.

2.

This form of proxy (the “Instrument of Proxy”) must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a company, by a duly authorized officer or representative of the company; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany this Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the named proxies to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder.

4.	A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.

A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the proposals set out in this Instrument of Proxy may appoint the management persons named on this Instrument of Proxy as proxy for the Registered Stockholder by completing and signing this Instrument of Proxy and by indicating your choice on a proposal by placing an “X” in the appropriate box. Where no choice is specified by a Registered Stockholder with respect to a proposal set out in this Instrument of Proxy, a management appointee acting as proxy will vote in favor of that proposal.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxy with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxy, in its sole discretion, sees fit.

If a Registered Stockholder has submitted an Instrument person . of Proxy, the Registered Stockholder may still attend the Meeting and may vote in To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Special Meeting, this proxy form must be received at the office of the Company’s transfer agent, Transfer Online, Inc., by mail, email or online voting no later than September 12, 2014 at 5:00 p.m. (Pacific Standard Time) or may be accepted by the Chairman of the Special Meeting prior to the commencement of the Special Meeting. The voting instructions are:

VOTE BY INTERNET

          Go online at www.transferonline. com/proxy and cast your ballot electronically, in accordance with the following instructions.
Your Proxy ID is: ***                                                              Your Authorization Code is: ***************
Instructions for voting electronically:
1.	Go to www.transferonline.com/proxy
2.	Enter your Proxy ID and Authorization Code
3.	Press Continue
4.	Make your selections
5.	Press Vote Now

VOTE BY MAIL OR E-MAIL
Transfer Online, Inc.
512 SE Salmon Street
Portland, Oregon USA 97214
Email: kate@transferonline. com